RTIN Holdings, Inc. Announces
                             License Agreement with
                                 RxSystems, Inc.

Longview, TX -- March 21, 2002 RTIN Holdings (NASD OTC BB: RTNH), announced today that RTIN Holdings Inc. collectively with its' subsidiaries, "SafeMed Systems Inc.(TM)" and "Safescript Pharmacies Inc.(TM)", entered into a License Agreement with RxSystems Inc. a Nevada Corporation for the purchase price of $5 Million Dollars to open and operate "Safescript Pharmacies Inc." utilizing the "SafeMed Systems Inc.(TM)" technology in their west coast markets. In this agreement RTIN Holdings Inc. will receive $500,000.00 in cash and $4.5 million of RxSystems Inc. convertible preferred stock along with $20,000.00 for each new pharmacy opening and a 4% royalty on gross revenue. For a more in depth look at the markets in which the company is expanding and or selling licenses go to www.rtinholdings.com/cmsa.htm
-----------------------------

Curtis A. Swanson, President & Chief Operating Officer of RTIN Holdings stated, "This transaction is the first of three planned synergistic partnerships designed to keep RTIN's Safescript Pharmacies, "the first to market", in all their geographical market places. Licensee agreements allow the company to rapidly rollout in multiple markets simultaneously and capture a revenue stream that otherwise could be lost to outside competition. Other benefits of this market strategy include the non-dilutive generation of capital, and a significant equity stake in the like company, which will create additional value for our shareholders. This license agreement is part of our strategy to meet or exceed the original projections of the business plan, as well as facilitate an efficient national expansion over the shortest time period."

David Parker, CEO of RxSystems Inc. stated," We are extremely excited to have secured our License Agreement with RTIN Holdings Inc. The opportunity to exploit a single variable proven business model in major markets is indeed extraordinary. We were fortunate to obtain markets geographically concentrated on the west coast with a population density exceeding 38 million people. Ultimately a market of this size should yield upwards of 150 pharmacies. Therefore it is our plan to rollout immediately and aggressively to establish the Safescript Pharmacies brand up and down the west coast from Seattle to San Diego."

David Lee, President of Safe Med Systems, Inc. stated "This is a tremendous opportunity for us to expand the Safe Med Systems database and doctor pool. In addition to programs we are negotiating with other pharmaceutical companies, this transaction allows us to expand the Safe Med Systems technology more rapidly and gain market share for this exciting system."

SafeMed Systems, Inc.(TM)is a medical communications/technology company that provides state-of-the-art, hand-held prescription units loaded with patent-pending software and secure, broadband wireless technology. SafeScript Pharmacies Inc.(TM)is the preferred retail pharmacy provider that specializes in filling prescriptions generated by the SafeMed Systems technology. Because pain management specialists and their patients have been under-served by the pharmacy industry and annual expenditures for pain management is approaching $100 billion in the U.S. (and is expected to grow), the companies are initially targeting physicians who frequently treat chronic pain. For additional information on both SafeMed Systems Inc.(TM)and Safescript Pharmacies Inc.(TM)see our web site at www.rtinholdings.com
--------------------

RTIN Holdings, Inc., is a public holding company whose stock trades on the fully reporting NASD OTC BB.

Contact:    Thomas   M.    Aigner   /    Director    of    Investor    Relations
tomaigner@rtinholdings.com  or by  telephone   at   817-788-9716.
--------------------------



--------------------------------------------------------------------------------
Certain statements in this news release may constitute "forward-looking" statements within the meaning of section 21E of the securities and Exchange Act of 1934. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of future performance and actual results may differ materially. The most important factors that may cause actual results to differ from expectations are the speed with which the Company is able to install the MedEx/Pegasus business system into the Safe Med and Safe Script business system, the speed with which the Company is able to open pharmacy locations, the ability of the Company to obtain acceptance of the ZipScript by doctors and patients, the availability of the necessary capital for start-up costs and the risk of competitive technology innovations. Other risk factors are listed in the most recent Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission. Such forward-looking Statements involve risks, uncertainties and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ.
--------------------------------------------------------------------------------

                  AREA NAME                                         POPULATION
                  ---------                                         ----------

Los Angeles--Riverside--Orange County, CA CMSA                      16,373,645 *
San Francisco                                                        7,039,362 *
Fort Lauderdale                                                      1,500,000
Seattle, Tacoma, Bremerton, WA, CMSA                                 3,554,760 *
Minneapolis--St. Paul, MN--WI MSA                                    2,968,806
San Diego, CA MSA                                                    2,813,833 *
Denver--Boulder--Greeley, CO CMSA                                    2,581,506
Portland--Salem, OR--WA CMSA                                         2,265,223 *
Milwaukee--Racine, WI CMSA                                           1,689,572
Orlando,FL MSA                                                       1,644,561
Columbus, OH MSA                                                     1,540,157
Grand Rapids--Muskegon--Holland, MI MSA                              1,088,514
Albuquerque, NM                                                        712,738
Fresno,CA MSA                                                          922,516 *
Tucson, AZ MSA                                                         843,746
Tulsa, OK  MSA                                                         803,235
El Paso, TX  MSA                                                       679,622
Bakersfield, CA MSA                                                    661,645 *
Toledo, OH MSA                                                         618,203
Youngstown--Warren, OH MSA                                             594,746
Sarasota--Bradenton, FL MSA                                            589,959
Little Rock--North Little Rock, AR MSA                                 583,845
Stockton--Lodi, CA MSA                                                 563,598 *
Wichita, KS MSA                                                        545,220
Colorado Springs, CO MSA                                               516,929
Daytona Beach, FL  MSA                                                 493,175
Lakeland--WinterHaven, FL MSA                                          483,924
Ft. Meyers - Cape Coral, FL                                            440,888
Augusta--Aiken, GA--SC MSA                                             477,441
Melbourne--Titusville--Palm Bay, FL MSA                                476,230
Chattanooga, TN--GA MSA                                                465,161
Des Moines, IA MSA                                                     456,022
Kalamazoo--Battle Creek, MI MSA                                        452,851
Lansing--East Lansing, MI MSA                                          447,728
Modesto, CA                                                            446,997 *
Boise City, ID MSA                                                     432,345
Madison, WI MSA                                                        426,526
Spokane, WA MSA                                                        417,939 *
Canton--Massillon, OH MSA                                              406,934
Saginaw--Bay City--Midland, MI MSA                                     403,070
Salinas, CA MSA                                                        401,762 *
Santa Barbara, Santa Maria, CA                                         399,347 *
Shreveport--Bossier City, LA MSA                                       392,302
Beaumont--Port Arthur, TX MSA                                          385,090
Rockford, IL MSA                                                       371,236
Provo--Orem,UT MSA                                                     368,536
Visalia--Tulare--Porterville, CA MSA                                   368,021 *
Davenport--Moline--Rock Island, IA--IL MSA                             359,062
Appleton--Oshkosh--Neenah, WI MSA                                      358,365
Peoria--Pekin, IL MSA                                                  347,387
Tallahassee, FL                                                        284,539
Montgomery, AL MSA                                                     333,055
Springfield, MO MSA                                                    325,721
Eugene--Springfield, OR MSA                                            322,959 *
Macon, GA MSA                                                          322,549
Fort Pierce--Port St. Lucie, FL MSA                                    319,426
Huntington-Ashland, WV--KY--OH MSA                                     315,538
Killeen-Temple, TX MSA                                                 312,952
Fayetteville--Springdale--Rogers, AR MSA                               311,121
Evansville--Henderson, IN --KY  MSA                                    296,195
Savannah, GA MSA                                                       293,000
Columbus, GA--AL MSA                                                   274,624

South Bend, IN MSA                                                     265,559
Anchorage, AK MSA                                                      260,283 *
Ocala, FL MSA                                                          258,916
Fort Collins--Loveland, CO MSA                                         251,494
Naples, FL MSA                                                         251,377
Lincoln, NE MSA                                                        250,291
San Luis Obispo--Atascadero--Paso Robles, CA MSA                       246,681 *
Duluth--Superior, MN--WI MSA                                           243,815
Lubbock, TX MSA                                                        242,628
Odessa--Midland, TX MSA                                                237,132
Green Bay, WI MSA                                                      226,778
Yakima, WA MSA                                                         222,581 *
Gainesville, FL MSA                                                    217,955
Amarillo, TX MSA                                                       217,858
Waco, TX MSA                                                           213,517
Merced, CA MSA                                                         210,554 *
Longivew,--Marshall, TX MSA                                            208,780
Fort Smith, AR--OK MSA                                                 207,290
Clarksville--Hopkinsville, TN--KY MSA                                  207,033
Chico--Paradise, CA MSA                                                203,171 *
Springfield, IL MSA                                                    201,437
Houma, LA MSA                                                          194,477
Laredo, TX MSA                                                         193,117
Richland--Kennewick--Pasco, WA MSA                                     191,822 *
Cedar Rapids, IA MSA                                                   191,701
Lafayette, IN MSA                                                      182,821
Elkhart--Goshen,IN MSA                                                 182,791
Medford--Ashland, OR MSA                                               191,269 *
Mansfield, OH MSA                                                      175,818
Tyler, TX MSA                                                          174,706
Las Cruces, NM MSA                                                     174,682
Fargo--Moorhead, ND--MN MSA                                            174,367
Siouz Falls, SD MSA                                                    172,412
Fort Walton Beach, FL MSA                                              170,498
Panama City, FL                                                        148,217
Stl Cloud, MN MSA                                                      167,392
Bellingham, WA MSA                                                     166,814 *
Tuscaloosa, AL MSA                                                     164,875
Redding< CA MSA                                                        163,256
Benton Harbor, MI  MSA                                                 162,453
Yuma, AZ MSA                                                           160,026
Jackson, MI MSA                                                        158,422
Lima, OH MSA                                                           155,084
Athens, GA MSA                                                         153,444
Wheeling, WV--OH MSA                                                   153,172
Janesville--Beloit, WI MSA                                             152,307
Eau Claire, WI MSA                                                     148,337
Sante Fe, NM MSA                                                       147,635

Decatur, AL MSA                                                        145,867
Punta Gorda, FL MSA                                                    141,627
Pueblo, CO MSA                                                         141,472
Wichita Falls, TX MSA                                                  140,518
Yuba City, CA MSA                                                      139,149 *
Dothan, AL MSA                                                         137,916
Columbia, MO MSA                                                       135,454
Steubenville--Weirton, OH --WV MSA                                     132,008
Texarkana, TX--Texarkans, AR MSA                                       129,749
Billings, MT MSA                                                       129,352
Waterloo, Cedar Falls, IA MSA                                          128,012
La Crosse, WI --MN MSA                                                 126,838
Alexandria, LA MSA                                                     126,337
Wausau, WI MSA                                                         125,834
Rochester, MN MSA                                                      124,277
Sioux City, IA -- NE MSA                                               124,130
Flagstaff, AZ -- UT MSA                                                122,366
Albany, GA MSA                                                         120,822
Bloomington, IN MSA                                                    120,563
Muncie, IN MSA                                                         118,769
Grand Junction, CO MSA                                                 116,255
Auburn -Opelika, AL MSA                                                115,092
Lawton, OK MSA                                                         114,996
Decatur, IL MSA                                                        114,706
Sheboygan, WI MSA                                                      112,646
Anniston, AL MSA                                                       112,249
Iowa City, IA MSA                                                      111,006
Sherman--Denison, TX MSA                                               110,595
Jackson, TN MSA                                                        107,377
San Angelo, TX MSA                                                     104,010
Gadsden, AL MSA                                                        103,459
St. Joseph, MO MSA                                                     102,490
Kokomo, IN MSA                                                         101,541
Grand Forks, ND--MN MSA                                                 97,478
Missoula, MT MSA                                                        95,802
Bismarch, ND MSA                                                        94,719
Owensboro, KY MSA                                                       91,545
Dubuque, IA MSA                                                         89,143
Rapid City, SD MSA                                                      88,565
Pine Bluff, AR MSA                                                      84,278
Jonesboro, AR MSA                                                       82,148
Cheyenne, WY MSA                                                        81,607
Great Falls, MT MSA                                                     80,357
Corvallis, OR MSA                                                       78,153
Pocatello, ID MSA                                                       75,565
Casper, WY MSA                                                          66,533